Filed pursuant to Rule 497(c)

Registration No. 333-07305

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Columbus Core Plus Fund

Class Y Shares

Institutional Class Shares

Frontegra Columbus Core Fund

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Columbus Core Plus Fund (the “Core Plus Fund”) and the Frontegra Columbus Core Fund (the “Core Fund”) (together, the “Funds”) are each a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Core Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Funds at a Glance	1
Fees and Expenses of the Funds	6
Principal Investment Strategy – Core Plus Fund	7
Investment Process – Core Plus Fund	8
Principal Investment Strategy – Core Fund	9
Investment Process – Core Fund	10
Financial Highlights	11
Fund Management	12
Your Account	13
Distribution Arrangements	17
Exchange Privilege	18
Valuation of Fund Shares	18
Portfolio Holdings Disclosure Policy	18
Distributions and Federal Income Tax Treatment	19

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

THE FRONTEGRA COLUMBUS CORE PLUS FUND

Investment Objective.  The Core Plus Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities.  When making purchase decisions, the Fund’s subadviser, Reams Asset Management Company, LLC (“Reams”), looks for securities that it believes are undervalued in the fixed income market.  In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as “duration”) of between two and seven years based on market conditions.  Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities, also known as high yield securities.  This investment strategy is referred to as “Core Plus” because Reams has the ability to add high yield securities to a core portfolio of investment grade fixed income securities.

THE FRONTEGRA COLUMBUS CORE FUND

Investment Objective.  The Core Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in investment grade bonds of varying maturities.  In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  Reams then looks for securities it believes are undervalued in the fixed income market.

Principal Risk Factors.  The main risks of investing in the Funds are:

Core Plus and Core Funds

Market Risks.  Each Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of each Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks.  Each Fund’s investments are subject to the risks inherent in individual bond selections.  While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.  The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.  Fixed income markets are experiencing greater volatility due to recent market conditions as noted below.

Maturity Risk.  The Funds will invest in bonds of varying maturities.  A bond’s maturity is one indication of the interest rate exposure of a security.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk.  Individual issues of fixed income securities in the Funds may also be subject to the credit risk of the issuer.  Credit risk is the risk that an issuer will default on a security by failing to pay interest or principal when due.  Credit markets are currently experiencing greater volatility due to recent market conditions as noted below.

Prepayment Risk.  The Funds may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk.  The Funds’ income could decline due to falling market interest rates.  In a falling interest rate environment, the Funds may be required to invest their assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

Mortgage- and Asset-Backed Securities Risk.  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time.  As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity.  If a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.  As noted below, recent market conditions have caused the markets for mortgage- and asset-backed securities to experience significantly lower valuations and reduced liquidity.

Portfolio Turnover Risk.  Although neither Fund engages in frequent trading as a principal investment strategy, from time to time a Fund may experience a high portfolio turnover rate due to various factors, such as changes in asset levels or more trading in response to volatility in the fixed income markets.  The portfolio turnover rate indicates changes in a Fund’s securities holdings.  If a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower a Fund’s effective return for investors.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Reams would like to sell.  Reams may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Fund’s management or performance.  As noted below, recent market conditions have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

Management Risk.  The Funds are subject to management risk as actively-managed investment portfolios.  Reams and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  If Reams is not able to select better-performing fixed income securities, the Funds may lose money.

Valuation Risks.  The securities held by the Funds are generally priced by an independent pricing service and may also be priced by Reams using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Board of Directors of the Company (the “Board of Directors”).  The independent pricing service provides prices for debt securities that are based on various market inputs and industry information.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by the pricing service or dealers or the fair valuations will vary depending on the information that is available.  Securities may be more difficult to value at the current time due to recent market conditions as noted below.

Core Plus Fund

High Yield Security Risk.  The Fund may invest up to 25% of its assets in high yield securities, which tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.  As noted below, markets have recently experienced dramatic volatility and economic uncertainty continues.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

Who Should Invest.  The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Core Plus Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include a bond fund in your portfolio.

The Core Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include an investment grade bond fund in your portfolio.

Performance of the Funds

Core Plus Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the performance of the Core Plus Fund’s Institutional Class shares can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Performance information for Class Y shares of the Core Plus Fund is not included because this class had not commenced operations as of the date of this Prospectus.

Calendar Year Total Returns

The Core Plus Fund’s return from January 1, 2009, through September 30, 2009, was 33.46%.

Best and Worst Quarterly Performance
(during the periods shown above)

Core Plus Fund

Best Quarter Return	Worst Quarter Return
4.75% (2nd quarter, 2003)	(5.13)% (3rd quarter, 2008)

The Core Plus Fund’s after-tax returns for Institutional Class shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  After-tax returns for the Fund’s Class Y shares will vary from those shown below.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Five Years	Ten Years
Core Plus Fund – Institutional Class(1)
Return Before Taxes	(9.15)%	2.39%	4.69%
Return After Taxes on Distributions	(11.90)%	0.40%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	(5.87)%	0.93%	2.62%
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	4.65%	5.63%

__________________

(1)

The Core Plus Fund commenced operations, on November 25, 1996, as the Frontegra Total Return Bond Fund.

(2)

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a performance benchmark that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  It includes government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

Core Fund

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the Core Fund’s performance can vary, which is one indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Core Fund’s return from January 1, 2009, through September 30, 2009, was 27.56%.

Best and Worst Quarterly Performance
(during the periods shown above)

Core Fund

Best Quarter Return	Worst Quarter Return
3.94% (3rd quarter, 2006)	(3.90)% (3rd quarter, 2008)

The Core Fund’s after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

Fund/Index	One Year	Five Years	Since Inception (1)
Core Fund
Return Before Taxes	(6.45)%	2.47%	3.89%
Return After Taxes on Distributions	(8.23)%	0.84%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	(4.14)%	1.18%	2.30%
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	4.65%	5.63%

__________________

(1)

The Core Fund commenced operations, on February 23, 2001, as the Frontegra Investment Grade Bond Fund.

(2)

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a performance benchmark that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  It includes government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Core Plus Fund Class Y	Core Plus Fund Institutional Class	Core Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	0.40%	0.40%	0.42%
Distribution (12b-1) Fees	0.25%	NONE	NONE
Other Expenses	0.24%(4)	0.09%	0.27%
Total Annual Fund Operating Expenses(5)	0.89%	0.49%	0.69%
Fee Waiver(5)	(0.14)%	(0.14)%	(0.34)%
Net Expenses	0.75%	0.35%	0.35%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of a Fund’s average daily net assets.

(3)

The Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the Core Plus Fund and Core Fund (after the contractual waiver) were 0.26% and 0.08%, respectively.

(4)

“Other Expenses” for Class Y shares are estimates for the fiscal year ended June 30, 2010 and include a shareholder servicing fee of 0.15%.

(5)

Frontegra has contractually agreed to limit the Core Plus Fund’s Institutional Class shares and the Core Fund’s total operating expenses to 0.35% of average daily net assets and the Core Plus Fund’s Class Y shares to 0.75% of average daily net assets, through October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Core Plus Fund - Institutional Class	$36	$143	$260	$602
Core Plus Fund - Class Y	$77	$270	$479	$1,083
Core Fund	$36	$187	$351	$826

PRINCIPAL INVESTMENT STRATEGY – CORE PLUS FUND

The Core Plus Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.  The Fund may also invest in credit default swaps and credit default swap index products.

Fixed Income Securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Non-Investment Grade Debt Securities (High Yield Securities).  Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade.  Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor’s (“S&P).  High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Although it is not precluded from doing so, the Fund generally does not invest in high yield securities rated below BB by S&P.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Credit Default Swaps.  The Fund may enter into credit default swap agreements either as a buyer or seller.  A credit default swap agreement is an instrument that enables the Fund to buy or sell protection against a defined credit event, which is typically a default.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is generally the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if the Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Due to recent market conditions, credit default swaps have been under scrutiny.  Certain federal and state regulators have proposed new regulations to the credit default swap market.  The regulation and performance of the credit default swap market is uncertain.

Credit Default Swap Index Products.  The Fund may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.

Ratings Agencies.  Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities.   It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk.  Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Temporary Strategies.  The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE PLUS FUND

As the Core Plus Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between two and seven years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

PRINCIPAL INVESTMENT STRATEGY – CORE FUND

The Core Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in investment grade bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and repurchase agreements.  Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.  The Fund may also invest in credit default swaps and credit default swap index products.

Fixed Income Securities.  The Fund may invest in a wide variety of investment grade fixed income securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Credit Default Swaps.  The Fund may enter into credit default swap agreements either as a buyer or seller.  A credit default swap agreement is an instrument that enables the Fund to buy or sell protection against a defined credit event, which is typically a default.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is usually the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if the Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Due to recent market conditions, credit default swaps have been under scrutiny.  Certain federal and state regulators have proposed new regulations to the credit default swap market.  The regulation and performance of the credit default swap market is uncertain.

Credit Default Swap Index Products.  The Fund may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.

Ratings Agencies.  Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities.   It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk.  Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Temporary Strategies.  The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE FUND

As the Core Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.  Financial information shown for the Core Plus Fund reflects the performance of the Institutional Class.  Financial information for Class Y shares of the Core Plus Fund is not included because this class had not commenced operations as of the date of this Prospectus.

FRONTEGRA COLUMBUS CORE PLUS FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$30.73	$30.40	$29.72	$31.50	$30.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	2.50	1.48	1.54	1.41	1.13
Net realized and unrealized gain (loss) on investments	0.16	0.61	0.68	(1.30)	0.98
Total Income from Investment Operations	2.66	2.09	2.22	0.11	2.11
LESS DISTRIBUTIONS:
From net investment income	(2.33)	(1.49)	(1.54)	(1.45)	(1.12)
From net realized gain on investments	(0.66)	(0.27)	—	(0.44)	—
Total Distributions	(2.99)	(1.76)	(1.54)	(1.89)	(1.12)
Net Asset Value, End of Year	$30.40	$30.73	$30.40	$29.72	$31.50

Total Return	10.52%	6.92%	7.52%	0.36%	7.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$396,711	$433,915	$276,830	$313,880	$316,474
Ratio of expenses to average net assets
Before waivers and reimbursements	0.49%	0.49%	0.50%	0.50%	0.50%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.41%
Ratio of net investment income to average net assets
Before waivers and reimbursements	8.68%	4.68%	4.65%	4.29%	3.21%
Net of waivers and reimbursements	8.82%	4.87%	4.95%	4.59%	3.30%
Portfolio turnover rate	424%	1,093%	978%	1,247%	1,222%

FRONTEGRA COLUMBUS CORE FUND
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Year	$10.30	$9.99	$9.86	$10.36	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.48	0.48	0.42	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.30	0.13	(0.43)	0.27
Total Income (Loss) from Investment Operations	0.80	0.78	0.61	(0.01)	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.72)	(0.47)	(0.48)	(0.43)	(0.37)
From net realized gain on investments	—	—	—	(0.06)	(0.13)
Total Distributions	(0.72)	(0.47)	(0.48)	(0.49)	(0.50)
Net Asset Value, End of Year	$10.38	$10.30	$9.99	$9.86	$10.36

Total Return	8.64%	7.89%	6.26%	(0.11)%	6.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$50,576	$99,866	$90,771	$96,887	$95,719
Ratio of expenses to average net assets
Before waivers and reimbursements	0.69%	0.66%	0.66%	0.65%	0.62%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.40%
Ratio of net investment income to average net assets
Before waivers and reimbursements	6.38%	4.29%	4.31%	3.75%	2.85%
Net of waivers and reimbursements	6.72%	4.65%	4.77%	4.20%	3.07%
Portfolio turnover rate	414%	965%	980%	1,121%	1,080%

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Core Plus and Core Funds’ portfolio manager and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, the President of the Company and Frontegra, owns 100% of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Core Plus Fund compensates Frontegra at the annual rate of 0.40% of the Fund’s average daily net assets and the Core Fund compensates Frontegra at the annual rate of 0.42% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the Core Plus Fund’s Institutional Class shares and the Core Fund’s total operating expenses do not exceed 0.35% of average daily net assets and the Core Plus Fund’s Class Y shares total operating expenses do not exceed 0.75% of average daily net assets.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for each Fund and increasing each Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams.   Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727.  Under the subadvisory agreement, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets and, with respect to the Core Fund, 75% of the net fee received by Frontegra after giving effect to any contractual or voluntary fee waiver borne by Frontegra.  Reams provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors.  As of September 30, 2009, Reams had approximately $9.4 billion under management.

Reams Portfolio Management Team.  Reams’ fixed income portfolio management team is responsible for the day-to-day management of each Fund’s portfolio.  The members of the team are listed below.  No member of the team is solely responsible for making recommendations for portfolio purchases and sales. Instead, all team members work together to develop investment strategies with respect to the Funds’ portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by the entire portfolio management team.  A staff of research analysts, traders and other investment professionals supports the fixed income portfolio management team.

Mark M. Egan oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Thomas M. Fink has been a Portfolio Manager at Reams since December 2000.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson has been a Portfolio Manager at Reams since July 2001.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Steven T. Vincent has been a Portfolio Manager at Reams since October 2005.  Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.  The Distributor is managed and owned by Mr. Forsyth, who also manages and owns the Funds’ investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Funds, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class/Common Shares	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Core Plus Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit:	Frontegra Funds, Inc. (Name of Fund) (Class of Shares) (investor account number) (name or account registration)

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Reams and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class or common shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, Reams and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

Frontegra and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Core Plus Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Core Plus Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Core Plus Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Core Plus Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.   From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of a Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class of a Fund are sold at their NAV.  The NAV for each class of a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.  Debt securities are generally valued by Interactive Data Corporation, an independent pricing service, using valuation methods that are designed to approximate market or fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  When Interactive Data Corporation does not provide a price for a particular security, Reams may use one or more dealer quotes or prices obtained from alterative pricing services to value the security.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Reams in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute its investment company taxable income attributable to dividends to shareholders quarterly, and substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of investment company taxable income.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Reams Asset Management Company, LLC	Chicago, Illinois 60606-6301
227 Washington Street
Columbus, Indiana 47202-0727	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

Additional information regarding the Company and the Funds is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

Filed pursuant to Rule 497(c)

Registration No. 333-07305

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Netols Small Cap Value Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 30, 2009

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Netols Small Cap Value Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Investment Process	4
Prior Performance of Netols	5
Financial Highlights	6
Fund Management	7
Your Account	8
Distribution Arrangements	12
Exchange Privilege	13
Valuation of Fund Shares	13
Portfolio Holdings Disclosure Policy	14
Distributions and Federal Income Tax Treatment	14

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  In constructing a portfolio for the Fund, the Fund’s subadviser, Netols Asset Management, Inc. (“Netols”) selects stocks it believes are undervalued and exhibit potential “change factor” characteristics.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Capitalization Risks.  The Fund will invest primarily in securities of companies with small market capitalizations, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Equity Securities Risks.  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Value Investing Risks.  The Fund invests in primarily value-style stocks, stocks whose prices Netols believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Netols, or may decline even further if the market fails to recognize the company’s value, if the factors that Netols believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  Netols and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If Netols is not able to select better-performing securities, the Fund may lose money.

Recent Market Conditions

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  As a result, many of the above risks may be increased.  The U.S. government has taken various steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

1

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small cap value fund in your portfolio.

Performance Bar Chart and Table.  The return information provided in the following bar chart and table illustrates how the performance of the Fund’s Institutional Class shares can vary, which is one indication of the risks of investing in the Fund.  The actual return of Class Y shares would have been lower than that of Institutional Class shares because Class Y shares have higher expenses than Institutional Class shares.  The bar chart shows the changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Fund’s return from January 1, 2009, through September 30, 2009, was 14.67%.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
11.53% (1st quarter, 2006)	(21.84)% (4th quarter, 2008)

The after-tax returns for Institutional Class shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  After-tax returns for the Fund’s Class Y shares will vary from those shown below.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not

2

relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2008)

	One Year	Since Inception(1)
Institutional Class
Return Before Taxes	(25.65)%	(2.78)%
Return After Taxes on Distributions	(25.65)%	(2.90)%
Return After Taxes on Distributions and Sale of Fund Shares	(16.66)%	(2.36)%
Russell 2000 Value Index(2)	(28.92)%	(7.83)%
Class Y
Return Before Taxes	(25.93)%	(24.11)%
Russell 2000 Value Index(2)	(28.92)%	(28.02)%

__________________

(1)

The Small Cap Value Fund’s Institutional Class and Class Y commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, and is a subset if the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses	0.60%(4)	0.45%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.86%	1.46%
Fee Waiver(6)	(0.35)%	(0.35)%
Net Expenses	1.51%	1.11%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

The Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), waived a portion of its management fee during fiscal 2009 pursuant to the expense cap agreement described below.  The management fees paid by the Fund (after the contractual waiver) were 0.65%.

(4)

“Other Expenses” of the Fund’s Class Y shares include a shareholder servicing fee of 0.15%.

3

(5)

Acquired Fund Fees and Expenses (“AFFE”) represent the pro rata expenses indirectly incurred by the Fund as a result of its investments in other investment companies.  Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include AFFE.

(6)

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding AFFE) do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class shares and 1.50% of the Fund’s average daily net assets for Class Y shares.  The expense cap agreement for the Fund will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company  prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class Y	$154	$551	$973	$2,151
Institutional Class	$113	$427	$764	$1,716

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small capitalization companies.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in this policy.  Equity securities in which the Fund may invest include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Fund’s subadviser, Netols uses a small cap value investment style in selecting securities for the Fund’s portfolio.  Netols’ security selection process begins with a stock universe of approximately 1,600 companies that are statistically undervalued and have a market capitalization between $100 million and $2.5 billion.  This universe is then narrowed down to potential candidates that are evaluated for “change factor” characteristics.  These characteristics include, but are not limited to, organizational, operational, financial and regulatory factors.  Netols believes that, once change factors are realized, they typically lead to an increase in cash flow, earnings, EBITDA or valuations in the marketplace which tend to deliver better performance than the overall small cap market.

In addition to assessing the environment in which a company and industry operates, Netols conducts rigorous fundamental bottom-up research.  Netols reviews SEC filings (such as Form 10-K, Form 10-Q, annual reports, etc.) of the companies in their research universe.  Netols also utilizes a deep network of industry contacts and attends conferences to obtain in-depth knowledge of trends and company-specific issues.

4

Netols maintains a focused watch list of approximately 400 companies.  These are companies that have been researched extensively and are monitored on a regular basis.  From this watch list, between 60 and 80 securities are purchased for the Fund’s portfolio.  Those companies that provide the most appealing risk/reward characteristics are included in the Fund’s portfolio.  Companies are continually reviewed for relative attractiveness.

Stocks are sold when they become expensive relative to substitute holdings or when they fail to achieve the financial objectives that were anticipated when originally purchased.  Additionally, as companies reach the point of full valuation, they are replaced with companies that are earlier in the process of improving their operations.

PRIOR PERFORMANCE OF NETOLS

The following table shows the historical composite performance data for all of Netols’ private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Netols Small Cap Value Composite (the “Composite”).  The Composite includes all discretionary accounts over $250,000 that are fully invested in the small cap value investment strategy.  In addition to separate accounts and the Fund, the Composite includes the performance of three other registered investment company portfolios managed by Netols during the periods presented.

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, (the “Code”) and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Netols in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Netols.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the Fund’s net expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Netols Asset Management, Inc.

Netols Small Cap Value Composite Performance History: 10/1/00 –9/30/09(1)

Periods Ended 9/30/09	Netols Small Cap Value Composite Total Return	Russell 2000 Value Index(2)
1 Year	(10.08)%	(12.61)%
5 Years	6.26%	1.78%
From Inception(3)	13.68%	7.27%

__________

(1)

For the Fund’s performance, see the return information under “The Fund at a Glance.”

(2)

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a

5

combination of their market cap and current index membership, and is a subset if the Russell 3000® Index.  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Composite commenced operations on October 1, 2000.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the Fund’s financial performance since inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FRONTEGRA NETOLS SMALL CAP VALUE FUND – CLASS Y
	Year Ended June 30, 2009	Period Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$11.78	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	(0.02)	(0.02)
Net realized and unrealized loss on investments	(2.78)	(0.57)
Total Loss from Investment Operations	(2.80)	(0.59)
LESS DISTRIBUTIONS:
From net investment income	—	(0.02)
From net realized gain on investments	—	(0.15)
Total Distributions	—	(0.17)
Net Asset Value, End of Period	$ 8.98	$11.78

Total Return	(23.77)%	(4.76)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.85%	2.01%(3)
Net of waivers and reimbursements	1.50%	1.55%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.53)%	(0.80)%(3)
Net of waivers and reimbursements	(0.18)%	(0.34)%(3)
Portfolio turnover rate	36%	32%(2)

__________

(1)

Commenced operations on November 1, 2007.

(2)

Not annualized.

(3)

Annualized.

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FRONTEGRA NETOLS SMALL CAP VALUE FUND – INSTITUTIONAL CLASS
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$11.81	$12.88	$10.29	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (2)	0.03	— (2)
Net realized and unrealized gain (loss) on investments	(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	(2.78)	(0.90)	2.65	0.29
LESS DISTRIBUTIONS:
From net investment income	— (2)	(0.02)	—	—
From net realized gain on investments	—	(0.15)	(0.06)	—
Total Distributions	—	(0.17)	(0.06)	—
Net Asset Value, End of Period	$9.03	$11.81	$12.88	$10.29

Total Return	(23.42)%	(7.01)%	25.81%	2.90%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	1.59%	2.10%	4.59%(4)
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.13)%	(0.40)%	(0.70)%	(3.44)%(4)
Net of waivers and reimbursements	0.22%	0.09%	0.30%	0.05%(4)
Portfolio turnover rate	36%	32%	49%	41%(3)

__________

(1)

Commenced operations on December 16, 2005.

(2)

Less than one cent per share

(3)

Not annualized.

(4)

Annualized.

FUND MANAGEMENT

Board of Directors.  Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Netols under which Netols serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  William D. Forsyth III, President of the Company and Frontegra, owns 100% of Frontegra.

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A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2009.

Advisory Fees.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class shares and 1.50% of the Fund’s average daily net assets for Class Y shares.  The expense cap agreement will continue in effect, until October 31, 2010, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Netols.  Netols is located at 1045 West Glen Oaks Lane, Suite 202, Mequon, Wisconsin 53092.  Under the subadvisory agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Netols provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Netols serves as investment adviser to other mutual funds, pension plans, endowments, foundations and high net worth clients.  As of September 30, 2009, Netols had approximately $852 million under management.

Portfolio Manager.  The Fund’s portfolio is managed by Jeffrey W. Netols.  Mr. Netols reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a senior portfolio manager of Putnam Investments from 1993 to 2000.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.   The Distributor is managed and owned by Mr. Forsyth, who manages and owns the Fund’s investment adviser, Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Class Y shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

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Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y	$1,000	$50
Institutional Class	$100,000	$1,000

Investments may be made by mail or wire.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by the Distributor to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

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In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit:	Frontegra Funds, Inc. Frontegra Netols Small Cap Value Fund (Class of Shares) (investor account number) (name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

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Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Netols and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

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The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Netols and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra or the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra or the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Class Y Shares Only).  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their

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own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangement as noted above.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another at any time by written request.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Netols in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

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This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

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DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SUBADVISER	Ernst & Young LLP
233 S. Wacker Drive
Netols Asset Management, Inc.	Chicago, Illinois 60606-6301
1045 W. Glen Oaks Lane, Suite 202
Mequon, Wisconsin 53092	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
780 N. Water Street
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

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Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

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